UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Medicsight, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
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MEDICSIGHT, INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 5, 2007

December 8, 2006

To the stockholders:

Notice is hereby given that a Special Meeting of stockholders of Medicsight, Inc. (“Medicsight” or the “Corporation”) will be held at Kensington Centre, 66 Hammersmith Road, London W14 8UD, United Kingdom on Friday, January 5, 2007 at 10.00am local time for the following purposes:

1.                                       To approve the adoption of an amendment to Medicsight’s Certificate of Incorporation to change the name of the Corporation to MGT Holdings, Inc.; and

2.                                       To approve the adoption of an amendment to Medicsight’s Certificate of Incorporation to increase the number of shares of Common Stock that Medicsight will have the authority to issue from 40,000,000 to 75,000,000 shares; and

3.                                       To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on December 11, 2006 as the record date for determination of the stockholders entitled to notice of and to vote at the Special Meeting.  You may inspect a list of stockholders of record at Medicsight’s offices during regular business hours during the 10-day period before the Special Meeting.  You may also inspect this list at the Special Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING.  THE PROXY CARD MAY BE RETURNED IN THE ACCOMPANYING ENVELOPE.  IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE SENT IN YOUR PROXY CARD.

By Order of the Board of Directors

Duncan Sandys
Corporate Secretary

MEDICSIGHT, INC.
Kensington Centre, 66 Hammersmith Road, London W14 8UD, United Kingdom

PROXY STATEMENT

GENERAL INFORMATION CONCERNING SOLICITATION AND VOTING

Solicitation, Revocation and Voting of Proxies

The accompanying proxy is solicited by and on behalf of the Board of Directors of Medicsight, Inc. (“Medicsight” or the “Corporation”), in connection with the Special Meeting of stockholders to be held at 10.00 am local time on Friday, January 5, 2007, at Kensington Centre, 66 Hammersmith Road, London W14 8UD and at any and all adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting.  It is anticipated that this Proxy Statement and accompanying proxy will first be mailed to Stockholders entitled to vote at the Special Meeting on or about December 21, 2006.

The accompanying proxy, if properly executed and returned, will be voted as specified by the Stockholder or, if no vote is indicated, the proxy will be voted FOR each matter specified.  As to any other matter of business, which may be brought before the Special Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the persons voting the same, but management does not know of any such other matter of business.  A stockholder may revoke his proxy at any time prior to the voting of the shares by voting in person at the Special Meeting or by filing with the Corporate Secretary of Medicsight a duly executed proxy bearing a later date or an instrument revoking the proxy.

The solicitation shall be by means of mail, telephone and personal contact.

Voting Rights and Record Date

The voting securities of Medicsight consist of Common Stock, par value $.001 per share.  The Common Stock is entitled to one vote per share.  The term “Voting Securities” refers to the Common Stock.

Only stockholders of record of Medicsight’s Voting Securities as of the close of business on December 11, 2006 (the “Record Date”) will be entitled to vote at the Special Meeting.

On the Record Date, 38,900,383 shares of the Common Stock were issued and outstanding, each of which is entitled to one vote per share.  Voting Securities representing a majority of the votes entitled to be cast at the Special Meeting represented in person or by proxy constitutes a quorum at the Special Meeting.  Abstentions and broker non-votes are counted as present for purposes of determining the existence of a quorum but will be counted as votes “against” the proposals to be considered at the meeting.  A broker non-vote occurs when a broker fails to vote on some matter on the proxy card because the broker does not have the authority to do so.

Medicsight will select one or more Inspectors of Election who will determine the number of shares of voting stock outstanding, the voting power of each, the number of shares represented at the Special Meeting, the existence of a quorum and whether or not proxies are valid and effective.  The Inspectors of Election will determine any challenges and questions arising in connection with the right to vote and will count all votes cast for and against and any abstentions with respect to the proposal to be considered at the meeting and will determine the results of the voting.

CHANGE OF NAME OF THE CORPORATION TO “MGT HOLDINGS, INC.”

Proposal 1 — Change of Name

The Board of Directors has unanimously adopted a resolution authorizing an amendment to Medicsight’s Certificate of Incorporation (the “Certificate”) to change the name of the Corporation to “MGT Holdings, Inc.”.  The proposed amendment is subject to approval by Medicsight’s Stockholders.

The proposed amendment will modify Article FIRST to read as follows:

“The name of the Corporation is MGT HOLDINGS, INC.”

If the proposed amendment is adopted, it will become effective upon the filing of the proposed amendment with the Delaware Secretary of State’s Office.

The Board of Directors believe that the best interests of the Corporation and its stockholders will be served by changing the name of the Corporation to “MGT Holdings, Inc.”.  The Board of Directors believe that the new name will more accurately reflect the business of the Corporation and will generate wider name recognition in the business and financial communities.

INCREASE OF AUTHORIZED SHARE CAPITAL

Proposal 2 — Increase of Authorized Share Capital

The Board of Directors has unanimously adopted a resolution authorizing an amendment to Medicsight’s Certificate of Incorporation (the “Certificate”) to increase the total number of Medicsight’s authorized shares of Common Stock from 40,000,000 shares to 75,000,000 shares, par value $.001.  The proposed amendment is subject to approval by Medicsight’s stockholders.

The Common Stock, including the additional shares proposed for authorization, do not have pre-emptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of Medicsight in order to maintain their proportionate ownership thereof.  Thus, the issuance of additional shares of Common Stock might dilute, under certain circumstances, the ownership and voting rights of stockholders.  Each of the additional authorized shares of Common Stock will have the same rights and privileges as the currently authorized Common Stock.

The proposed amendment will modify Paragraph A of Article FOURTH to read as follows:

“A.          The Corporation shall have authority to issue a total of Seventy-Five Million (75,000,000) shares of Common Stock, par value $.001 per share.”

Medicsight is currently authorized to issue 40,000,000 shares of Common Stock.  The proposed amendment would increase the total number of shares of Common Stock authorized to 75,000,000.  The authorized shares of Common Stock were last increased by Stockholders on January 27, 2004 when the number of shares was increased from 25,000,000 to 40,000,000 shares.

As of December 11, 2006, 38,900,383 shares of Common Stock were issued and outstanding and no shares of Common Stock were held by Medicsight.  In relation to the 1,099,617 currently unissued shares of Common Stock, none have been reserved for future issuance.

If the proposed amendment is adopted, it will become effective upon filing of the proposed amendment with the Delaware Secretary of State’s Office.

The Board of Directors believe that it is in the best interests of the Corporation and its stockholders to have available additional authorized but unissued shares of Common Stock in an amount adequate to provide for the future business needs of Medicsight and to take advantage of future corporate opportunities.  The increase in authorized Common Stock will not have an immediate effect on the rights of existing stockholders.  However, the additional shares will be available for issuance from time to time by Medicsight, at the discretion of the Board of Directors, without further authorization by vote of the stockholders unless applicable law or regulation or stock exchange requirements otherwise require such authorization.  These shares may be issued for any proper corporate purpose including, without limitation: acquiring other businesses in exchange for shares of Common Stock; entering into joint venture arrangements with other companies in which Common Stock or the right to acquire Common Stock are part of the consideration; stock splits or stock dividends; raising capital through the sale of Common Stock; and attracting and retaining valuable employees and consultants by the issuance of additional stock, stock options or use of stock-based plans.

Although Medicsight may engage in the foregoing actions in the future, no such actions involving the issuance of additional shares of Common Stock are pending as of the date hereof.  The Board of Directors intends to use funds raised from any such possible issuances to finance principally Medicsight’s activities in the medical imaging field through its majority-owned subsidiary companies Medicsight PLC and Medicexchange PLC and such other activities in which the Corporation shall become involved.

If the proposed amendment is approved, the Board of Directors would be able to authorize the issuance of shares of Common Stock without the necessity, and related costs and delays, of either calling a special stockholders’ meeting or waiting for the next regularly scheduled meeting of stockholders in order to increase the authorized shares of Common Stock.

The issuance of the additional shares of Common Stock could have the effect of diluting earnings per share and book value per share, which could adversely affect Medicsight’s existing stockholders.  Issuing additional shares of Common Stock may also have the effect of delaying or preventing a change of control of the Corporation.  Medicsight’s authorized but unissued Common Stock could be issued in one or more transactions that would make more difficult or costly, and less likely, a takeover of Medicsight.  The proposed amendment to the Certificate is not being recommended in response to any specific effort of which Medicsight is aware to obtain control of the Corporation, and the Board of Directors has no present intention to use the additional shares of Common Stock in order to impede a takeover attempt.

VOTING AND RECOMMENDATION

The affirmative vote of a majority of the issued and outstanding shares of Voting Securities of Medicsight entitled to vote at the Special Meeting is required for the approval of these amendments to the Certificate to change the name of Medicsight and to increase the Corporation’s authorized shares of Common Stock.  An abstention will, accordingly, result in a vote against these proposals.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
IN FAVOUR OF THESE PROPOSALS.

STOCKHOLDER PROPOSALS

Any Stockholder intending to submit to Medicsight a proposal for inclusion in Medicsight’s Proxy Statement and proxy for the Special Meeting must submit such proposal no later than December 29, 2006 and such proposal must otherwise comply with Rule 14a-8 under the Exchange Act.

DISCRETIONARY AUTHORITY

While the Notice of the Special Meeting of Stockholders calls for the transaction of such other business as may properly come before the Meeting, the Board of Directors has no knowledge of any matters to be presented for action by the Stockholders other than as set forth above.  The enclosed proxy gives discretionary authority, however, to the person named in the accompanying proxy to vote the shares represented thereby on all such additional matters properly brought before the Special Meeting in accordance with their best judgment.

By Order of the Board of Directors

Duncan Sandys
Corporate Secretary

December 8, 2006

PROXY

This proxy is solicited on behalf of the Board of Directors of
MEDICSIGHT, INC.

The undersigned, a stockholder of Medicsight, Inc. (the “Company”), hereby appoints the Chairman of the Special Meeting as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of stock held of record by the undersigned at the Special Meeting of stockholders (the “Special Meeting”), to be held at the Kensington Centre, 66 Hammersmith Road, London W14 8UD, United Kingdom, on January 5, 2007 at 10.00 am local time, and at any adjournment(s) or postponement(s) thereof. Any and all proxies heretofore given are hereby revoked.

When properly executed, this proxy will be voted as designated by the undersigned. If no choice is specified, the proxy will be voted “FOR” Proposals One through Three.

1.	THE PROPOSAL TO CHANGE THE NAME OF THE CORPORATION TO “MGT HOLDINGS, INC.”
	☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	THE PROPOSAL TO INCREASE THE CORPORATION’S AUTHORIZED SHARE CAPITAL FROM 40,000,000 TO 75,000,000
	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	APPROVAL TO ACT ON OTHER MATTERS AND TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) OF THE SPECIAL MEETING
	☐ FOR	☐ AGAINST	☐ ABSTAIN

Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

NUMBER OF SHARES OF COMMON STOCK OWNED	SIGNATURE	DATE

(TYPED OR PRINTED NAME)

SIGNATURE IF HELD JOINTLY

(TYPED OR PRINTED NAME)

This proxy may be revoked at any time before it is voted at the Special Meeting.

Please mark, sign, date and return this proxy promptly in the enclosed envelope to:
The Corporate Secretary, Medicsight Inc.,
Kensington Centre, 66 Hammersmith Road, London W14 8UD, United Kingdom